Exhibit 99.1

[Financial Relations Board LOGO]                  NEWS

FOR FURTHER INFORMATION:      RE: Heartland Financial USA, Inc.

AT THE COMPANY:               AT FINANCIAL RELATIONS BOARD:
John K. Schmidt               Jeff Wilhoit     Rose Tucker
Chief Financial Officer       General          Analysts/
(563) 589-1994                Inquiries        Investors
jschmidt@dubuquebank.com      (312) 640-6757   (310) 407-6522


FOR IMMEDIATE RELEASE
MONDAY, FEBRUARY 9, 2004

        HEARTLAND FINANCIAL USA, INC. SIGNS DEFINITIVE AGREEMENT
             TO ACQUIRE ROCKY MOUNTAIN BANCORPORATION, INC.

Dubuque, Iowa, February 9, 2004-Heartland Financial USA, Inc. (Nasdaq
NMS: HTLF) announced today that it has signed a definitive agreement to acquire Rocky Mountain Bancorporation, the holding company for Rocky Mountain Bank, a financial institution providing retail and commercial banking services from eight locations throughout Montana. The total purchase price upon completion and regulatory approvals will be approximately $34.5 million, and will consist of 50 percent cash and 50 percent Heartland common stock. The transaction is expected to close during the second quarter of 2004. Rocky Mountain Bancorporation had assets of $370 million at December 31, 2003 and revenues of $2.3 million in the latest twelve month period ended December 31, 2003.

"This transaction represents Heartland's initial expansion into the Rocky Mountain region of the United States, and we are very fortunate that Rocky Mountain Bank will serve as a beachhead in this important region as we fill out our geographic footprint," said Lynn B. Fuller, Heartland
chairman, president and chief executive officer.   "In addition to a
solid earnings base, Rocky Mountain Bank provides an excellent footprint with eight locations in a demographically emerging state. We will also acquire a talented team of management and staff with an intimate knowledge of the communities they serve. This dedication to customer relationship building at the community level is deeply ingrained in Heartland's culture, and this commitment at Rocky Mountain Bank was an important factor in our decision. We also expect the transaction to be accretive to our cash earnings in 2004."

Don Fraley, chairman and chief executive officer of Rocky Mountain Bancorporation added, "Heartland's decentralized operating model means that this transaction will be largely transparent to Rocky Mountain Bank customers. What will change is an enhanced ability to serve our customers with access to larger, more sophisticated resources and a wider array of products and services. We look forward to sharing our growth and future successes as an important member of the Heartland family."

Under the terms of the agreement, Rocky Mountain Bank will retain its name and charter. Fraley will continue to serve as its chairman, and Danny T. Skarda, who is presently president and chief operating officer, will serve as president and chief executive officer. The transaction is subject to approval of the Federal Reserve and Rocky Mountain Bancorporation shareholders. D.A. Davidson has served as financial advisor to Rocky Mountain Bancorporation.


About Heartland Financial USA:

Heartland is a $2.0 billion financial services company with seven banks in Iowa, Illinois, Wisconsin, New Mexico and Arizona:

     Dubuque Bank and Trust Company, with eight offices in Dubuque,
       Epworth, Farley and Holy Cross, Iowa
     Galena State Bank and Trust Company, with three offices in Galena and Stockton, Illinois
     First Community Bank, with three offices in Keokuk, Iowa and
       Carthage, Illinois
     Riverside Community Bank, with three offices in Rockford, Illinois
       Wisconsin Community Bank, with seven offices in Cottage Grove, Fitchburg, Green Bay, Middleton, Monroe Sheboygan, Wisconsin and
       Minneapolis, Minnesota
     New Mexico Bank & Trust, with twelve offices in Albuquerque, Clovis,
       Santa Fe, Melrose, and Portales, New Mexico
     Arizona Bank & Trust, with one office in Mesa, Arizona

Other subsidiaries include:

     ULTEA, Inc., a fleet management company with offices in Madison and
       Milwaukee, Wisconsin; Chicago, Illinois and Minnetonka, Minnesota Citizens Finance Co., a consumer finance company with offices in
       Madison and Appleton, Wisconsin; Dubuque, Iowa; and Rockford,
       Illinois
     HTLF Capital Corp., an investment banking firm with offices in Denver, Colorado and Blue Springs, Missouri

Heartland's shares are traded on The Nasdaq Stock Market under the symbol
HTLF.

Additional information about Heartland is available through our website at www.htlf.com.


Additionally, Heartland will be filing a registration statement on Form S-4 and other relevant documents concerning the merger with the Securities and Exchange Commission ("SEC"). WE URGE ROCKY MOUNTAIN BANCORPORATION SHAREHOLDERS TO READ THESE MATERIALS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. These documents will be available free of charge at the SEC's website, www.sec.gov. In addition documents filed with the SEC by Heartland will be available free of charge from its Corporate Secretary at 1398 Central Avenue, Dubuque, Iowa 52004-0778, telephone [563-589-2108]. ROCKY MOUNTAIN BANCORPORATION SHAREHOLDERS SHOULD READ THAT INFORMATION CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

About Rocky Mountain Bancorporation:
Rocky Mountain Bancorporation, is a privately-owned holding company that owns Rocky Mountain Bank, a bank with branches in eight Montana communities. With over $370 million in assets and $290 million in deposits, Rocky Mountain Bank is the eighth largest Montana based financial institution.

Rocky Mountain Bank has offices in these locations:

     Bigfork
     Billings
     Bozeman
     Broadus
     Plains
     Plentywood
     Stevensville
     Whitehall

                                   ###

This release may contain, and future oral and written statements of Heartland and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company's management and on information currently available to management, are generally identifiable by the use of words such as believe, expect, anticipate, plan, intend, estimate, may, will, would, could, should or similar expressions. Additionally, all statements in this release, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local and national economy; (ii) the economic impact of past and any future terrorist threats and attacks and any acts of war or threats thereof, (iii) changes in state and federal laws, regulations and governmental policies concerning the Company's general business; (iv) changes in interest rates and prepayment rates of the Company's assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the loss of key executives or employees; (viii) changes in consumer spending; (ix) unexpected results of acquisitions; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including other factors that could materially affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.